SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of report (Date of earliest event reported) :             August 12, 2002


                               KEYSPAN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)


       1-14161                                             11-3431358
(Commission File Number)                       (IRS Employer Identification No.)

175 East Old Country Road, Hicksville, New York                 11801
One MetroTech Center, Brooklyn, New York                        11201
 (Address of Principal Executive Offices)                    (Zip Code)

                           (516) 755-6650 (Hicksville)
                            (718) 403-1000 (Brooklyn)
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 9.           Regulation FD Disclosure
-------           ------------------------

     On August 12, 2002, in  accordance  with SEC File No. 4-460 and pursuant to
Section 21 (a) (1) of the Securities Exchange Act of 1934, the Chief Executive Officer and the Chief Financial Officer of KeySpan Corporation executed sworn statements, which have been submitted to the Securities and Exchange Commission. Copies of each sworn statement are furnished as Exhibits 99.1 and 99.2 to this report.






































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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      KEYSPAN CORPORATION

Dated: August 14, 2002                By:      /s/Ronald S. Jendras
                                      ------------------------------
                                      Name:    Ronald S. Jendras
                                      Title:   Vice President Controller and
                                               Chief Accounting Officer
















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                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.                Exhibit                                         Page
-----------                -------                                         ----

  99.1                     Sworn Statement of Robert B. Catell
                           pursuant to SEC File No. 4-460

  99.2                     Sworn Statement of Gerald Luterman
                           pursuant to SEC File No. 4-460





































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